Exhibit 99.1
Investor Relations Contact
Mike Saviage
Adobe
408-536-4416
ir@adobe.com
Public Relations Contact
Dan Berthiaume
Adobe
408-536-2584
dberthia@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Record Revenue
Strong Results Include Record Adobe Document Cloud Performance; Company Increases Fiscal 2019 Targets

SAN JOSE, Calif. - March 14, 2019 - Adobe (Nasdaq:ADBE) today reported financial results for its first quarter fiscal year 2019 ended March 1, 2019.

Adobe adopted revenue accounting standard Accounting Standards Codification (“ASC”) 606 for its fiscal year 2019. Financial targets provided by the company in Dec. 2018 were based on the prior revenue accounting standard ASC 605. This release reports results based on ASC 606, and where applicable results under the prior ASC 605 standard have been provided for comparison purposes against the company’s ASC 605-based targets.

Q1 FY2019 Financial Highlights Under ASC 606

•	Adobe achieved quarterly revenue of $2.60 billion in its first quarter of fiscal year 2019. Diluted earnings per share was $1.36 on a GAAP-basis, and $1.71 on a non-GAAP basis.

•
Digital Media segment revenue was $1.78 billion, with Creative revenue growing to $1.49 billion and Document Cloud achieving record revenue of $282 million. Digital Media Annualized Recurring Revenue (“ARR”) grew to $7.07 billion exiting the quarter, a quarter-over-quarter increase of $357 million. Creative ARR grew to $6.21 billion, and Document Cloud ARR grew to $856 million.

•	Digital Experience segment revenue was a record $743 million.

•	GAAP operating income in the first quarter was $695 million, and non-GAAP operating income was $985 million. GAAP net income was $674 million, and non-GAAP net income was $844 million.

•	Cash flow from operations was $1.01 billion, and deferred revenue grew to $3.22 billion exiting the quarter.

•	Adobe repurchased approximately 2.1 million shares during the quarter.
A reconciliation between GAAP and non-GAAP results is provided at the end of this press release and on Adobe’s website.

Executive Quotes
"Adobe is fueling the creative economy, driving the paper-to-digital revolution and enabling businesses to transform through our leadership in customer experience management," said Shantanu Narayen, president and CEO, Adobe. "Our results in Q1 reflect continued momentum across Adobe Creative Cloud, Document Cloud and Experience Cloud.”
“We’re off to a strong start in fiscal 2019, with record revenue, strong earnings and more than $1 billion of operating cash flow in our first quarter," said John Murphy, executive vice president and CFO, Adobe.

ASC 606 to ASC 605 Comparison

The following table summarizes Adobe’s financial results with a comparison to targets that Adobe previously provided based on ASC 605.

	Q1 FY2019 Result Based on ASC 606	Q1 FY2019 Result Based on ASC 605	Q1 FY2019 Target[1] Based on ASC 605
Total revenue	$2.60 billion	$2.58 billion	~$2.54 billion
Digital Media segment revenue	22% year/year growth	22% year/year growth	~20% year/year growth
Digital Experience segment revenue	34% year/year growth	32% year/year growth	~31% year/year growth
GAAP EPS	$1.36	$1.31	~$1.14
Non-GAAP EPS	$1.71	$1.65	~$1.60
[1] Adobe provided Q1 FY2019 targets on Dec. 13, 2018 based on ASC 605

Adobe Updates Fiscal Year 2019 Financial Targets Based on ASC 606

Adobe provided annual fiscal year 2019 financial targets on Dec. 13, 2018, based on ASC 605. The company is today updating these targets to be based on ASC 606, and to reflect first quarter reported results.

Adobe total fiscal year 2019 revenue	~$11.150 billion
Digital Media segment revenue	~20% year/year growth
Digital Experience segment revenue	~34% year/year growth
Net new Digital Media annualized recurring revenue (“ARR”)	~$1.500 billion
Digital Experience annual subscription bookings [1]	~25% year/year growth
GAAP tax rate	~10%
Non-GAAP tax rate	~11%
GAAP EPS	~$5.59
Non-GAAP EPS	~$7.80
[1]Includes annualized subscription value of SaaS, managed service and term offerings under contract for Analytics Cloud, Marketing Cloud and Magento Commerce Cloud

Adobe anticipates Q3 FY2019 and Q4 FY2019 year-over-year revenue growth rates to be similar to the growth rate implied in its Q2 FY2019 revenue target. As in prior years, the company expects summer seasonality which can lead to sequentially lower net new Digital Media ARR in Q3 FY2019, followed by typical year-end strength in Q4 FY2019. As the impact of lost deferred revenue due to purchase accounting from the acquisitions of Magento and Marketo tapers off during fiscal year 2019 and the business grows, Adobe expects quarterly operating margins to increase in the second half of the year.

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release and on Adobe’s website.

Adobe Provides Second Quarter Fiscal Year 2019 Financial Targets

The following table summarizes Adobe’s second quarter fiscal year 2019 targets.

Adobe total Q2 fiscal year 2019 revenue	~$2.700 billion
Digital Media segment revenue	~20% year/year growth
Digital Experience segment revenue	~32% year/year growth
Net new Digital Media annualized recurring revenue (“ARR”)	~$370 million
Net non-operating other expense	~$36 million
Tax rate	GAAP: ~12%	Non-GAAP: ~11%
Share count	~495 million shares
Earnings per share	GAAP: ~$1.20	Non-GAAP: ~$1.77

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release and on Adobe’s website.

Adobe to Webcast Earnings Conference Call
Adobe will webcast its first quarter fiscal year 2019 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference. A reconciliation between GAAP and non-GAAP earnings results and financial targets is also provided on the website.

Forward-Looking Statements Disclosure
This press release contains forward-looking statements, including those related to business momentum, customer success, revenue, operating margin, seasonality, annualized recurring revenue, non-operating other expense, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, potential interruptions or delays in hosted services provided by us or third parties, risks associated with information security and privacy, cyber-attacks, complex sales cycles, risks related to the timing of revenue recognition from our subscription offerings, fluctuations in subscription renewal rates, failure to realize the anticipated benefits of past or future acquisitions, changes in accounting principles and tax regulations, uncertainty in the financial markets and economic conditions in the countries where we operate, and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2018 ended November 30, 2018, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2019.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our quarter ended March 1, 2019, which Adobe expects to file in March 2019.
Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
About Adobe

Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2019 Adobe Inc. All rights reserved. Adobe, Adobe Experience Cloud, Adobe Analytics Cloud, Adobe Marketing Cloud, Adobe Advertising Cloud, Magento, and the Adobe logo are either registered trademarks or trademarks of Adobe Inc. (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended
	March 1, 2019 (*)	March 2, 2018
Revenue:
Subscription	$2,304,967	$1,793,358
Product	170,554	171,608
Services and support	125,425	113,981
Total revenue	2,600,946	2,078,947

Cost of revenue:
Subscription	288,031	164,685
Product	12,105	12,877
Services and support	97,150	81,340
Total cost of revenue	397,286	258,902

Gross profit	2,203,660	1,820,045

Operating expenses:
Research and development	464,637	348,769
Sales and marketing	781,518	580,957
General and administrative	216,109	170,440
Amortization of purchased intangibles	46,566	17,146
Total operating expenses	1,508,830	1,117,312

Operating income	694,830	702,733

Non-operating income (expense):
Interest and other income (expense), net	4,266	16,672
Interest expense	(40,593)	(19,899)
Investment gains (losses), net	43,831	2,996
Total non-operating income (expense), net	7,504	(231)
Income before income taxes	702,334	702,502
Provision for income taxes	28,093	119,426
Net income	$674,241	$583,076
Basic net income per share	$1.38	$1.18
Shares used to compute basic net income per share	488,056	492,061
Diluted net income per share	$1.36	$1.17
Shares used to compute diluted net income per share	494,188	499,433

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-Q for the first quarter of fiscal year 2019 for additional information.

Condensed Consolidated Balance Sheets
(In thousands, except par value; unaudited)

	March 1, 2019 (*)	November 30, 2018
ASSETS

Current assets:
Cash and cash equivalents	$1,738,846	$1,642,775
Short-term investments	1,487,411	1,586,187
Trade receivables, net of allowances for doubtful accounts of $14,639 and $14,980, respectively	1,304,796	1,315,578
Prepaid expenses and other current assets	565,115	312,499
Total current assets	5,096,168	4,857,039

Property and equipment, net	1,104,065	1,075,072
Goodwill	10,707,715	10,581,048
Purchased and other intangibles, net	2,017,103	2,069,001
Other assets	542,938	186,522
Total assets	$19,467,989	$18,768,682

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$145,292	$186,258
Accrued expenses	1,129,882	1,163,185
Debt	892,754	—
Income taxes payable	24,422	35,709
Deferred revenue	3,083,839	2,915,974
Total current liabilities	5,276,189	4,301,126

Long-term liabilities:
Debt	3,236,833	4,124,800
Deferred revenue	134,353	137,630
Income taxes payable	655,036	644,101
Deferred income taxes	125,660	46,702
Other liabilities	168,433	152,209
Total liabilities	9,596,504	9,406,568

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	5,857,440	5,685,337
Retained earnings	12,579,311	11,815,597
Accumulated other comprehensive income (loss)	(150,432)	(148,130)
Treasury stock, at cost (112,330 and 113,171, respectively), net of reissuances	(8,414,895)	(7,990,751)
Total stockholders’ equity	9,871,485	9,362,114
Total liabilities and stockholders’ equity	$19,467,989	$18,768,682

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-Q for the first quarter of fiscal year 2019 for additional information.

Condensed Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Three Months Ended
	March 1, 2019	March 2, 2018
Cash flows from operating activities:
Net income	$674,241	$583,076
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	144,898	76,522
Stock-based compensation	184,688	135,526
Unrealized investment (gains) losses, net	(41,678)	(929)
Changes in deferred revenue	190,334	77,662
Changes in other operating assets and liabilities	(139,035)	117,744
Net cash provided by operating activities	1,013,448	989,601

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	110,270	7,894
Purchases of property and equipment	(65,268)	(95,142)
Purchases and sales of long-term investments, intangibles and other assets, net	(77,103)	(6,514)
Acquisitions, net of cash acquired	(99,817)	—
Net cash used for investing activities	(131,918)	(93,762)

Cash flows from financing activities:
Purchases of treasury stock	(500,000)	(300,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock reissuances	(280,981)	(240,969)
Repayment of capital lease obligations	(2,931)	(304)
Net cash used for financing activities	(783,912)	(541,273)
Effect of exchange rate changes on cash and cash equivalents	(1,547)	6,343
Net increase in cash and cash equivalents	96,071	360,909
Cash and cash equivalents at beginning of period	1,642,775	2,306,072
Cash and cash equivalents at end of period	$1,738,846	$2,666,981

Non-GAAP Results
(In thousands, except per share data)
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	March 1, 2019 (*)	March 2, 2018	November 30, 2018
Operating income:

GAAP operating income	$694,830	$702,733	$720,546
Stock-based and deferred compensation expense	187,115	136,414	166,504
Amortization of purchased intangibles	102,690	31,704	65,397
Non-GAAP operating income	$984,635	$870,851	$952,447

Net income:

GAAP net income	$674,241	$583,076	$678,240
Stock-based and deferred compensation expense	187,115	136,414	166,504
Amortization of purchased intangibles	102,690	31,704	65,397
Investment (gains) losses, net	(43,831)	(2,996)	3,113
Income tax adjustments	(76,221)	23,987	(7,051)
Non-GAAP net income	$843,994	$772,185	$906,203

Diluted net income per share:

GAAP diluted net income per share	$1.36	$1.17	$1.37
Stock-based and deferred compensation expense	0.38	0.27	0.34
Amortization of purchased intangibles	0.21	0.06	0.13
Investment (gains) losses, net	(0.09)	—	0.01
Income tax adjustments	(0.15)	0.05	(0.02)
Non-GAAP diluted net income per share	$1.71	$1.55	$1.83

Shares used in computing diluted net income per share	494,188	499,433	495,118

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-Q for the first quarter of fiscal year 2019 for additional information.

Non-GAAP Results (continued)

The following table show Adobe’s GAAP first quarter fiscal year 2019 tax rate reconciled to the non-GAAP tax rate included in this release.

First Quarter Fiscal 2019
Effective income tax rate:

GAAP effective income tax rate	4.0%
Stock-based and deferred compensation expense	(1.2)
Amortization of purchased intangibles	(0.6)
Income tax adjustments	8.5
Investment (gains) losses	0.3
Non-GAAP effective income tax rate	11.0%

The following table shows Adobe’s first quarter fiscal year 2019 GAAP earnings per share result under ASC 605 reconciled to the non-GAAP earnings per share result included in this release.

First Quarter Fiscal 2019
Diluted net income per share:

GAAP diluted net income per share	$1.31
Stock-based and deferred compensation expense	0.38
Amortization of purchased intangibles	0.21
Investment (gains)/losses	(0.09)
Income tax adjustments	(0.16)
Non-GAAP diluted net income per share	$1.65

Shares used to compute diluted net income per share	494.2

Reconciliation of GAAP to Non-GAAP Financial Targets

The following table shows Adobe's second quarter fiscal year 2019 GAAP earnings per share target reconciled to the non-GAAP financial target included in this release.

Second Quarter Fiscal 2019
Diluted net income per share:

GAAP diluted net income per share	$1.20
Stock-based and deferred compensation expense	0.43
Amortization of purchased intangibles	0.20
Income tax adjustments	(0.06)
Non-GAAP diluted net income per share	$1.77

Shares used to compute diluted net income per share	495.0

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)

The following table shows Adobe's second quarter fiscal year 2019 tax rate target reconciled to the non-GAAP target included in this release.

Second Quarter Fiscal 2019
Effective income tax rate:

GAAP effective income tax rate	12.0%
Stock-based and deferred compensation expense	(1.0)
Amortization of purchased intangibles	(0.5)
Income tax adjustments	0.5
Non-GAAP effective income tax rate	11.0%

The following tables show Adobe's annual fiscal year 2019 financial targets reconciled to non-GAAP financial targets included in this release.

Fiscal Year 2019
Diluted net income per share:

GAAP diluted net income per share	$5.59
Stock-based and deferred compensation expense	1.73
Amortization of purchased intangibles	0.81
Income tax adjustments	(0.33)
Non-GAAP diluted net income per share	$7.80

Shares used to compute diluted net income per share	493.0

Fiscal Year 2019
Effective income tax rate:

GAAP effective income tax rate	10.0%
Stock-based and deferred compensation expense	(1.0)
Amortization of purchased intangibles	(0.5)
Income tax adjustments	2.5
Non-GAAP effective income tax rate	11.0%

Use of Non-GAAP Financial Information

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.

Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, restructuring and other charges, amortization of purchased intangibles and certain activity in connection with technology license arrangements, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.